Exhibit 21.1

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

The following is a list of subsidiaries of Trizec Properties, Inc. and its percentage ownership of the subsidiaries.

Unless otherwise noted, the listed subsidiaries are incorporated or organized under the laws of Delaware.

1% Dresser-Cullen Venture (Texas) + 1% Main Street Partners, L.P. (Texas) + 1% Marina Airport Building, Ltd. (California) + 1% Trizec Plaza of the Americas Limited Partnership 100% Chapman Insurance, LLC (Vermont) 100% Trizec Holdings Operating LLC 100% Trizec 823, LLC 100% TH Nexgen LLC 60% nexgen building solutions, llc + 100% 3722368 CANADA LIMITED (Ontario, Canada) 100% 4033795 CANADA INC. (Ontario, Canada) 100% Trizec Holdings, LLC 50% 1717 Main Street SM, Inc. + 99% 1600 Smith Street Venture (Texas) 100% Concord Insurance Limited (New York) 100% Concordia Insurance, LLC (Vermont) 49% Dresser-Cullen Venture (Texas) + 49% Marina Airport Building, Ltd. (California) + 100% Riverside Lending Co., LLC 100% T 250 W. Pratt, LLC 100% Trizec 250 W. Pratt, LLC 100% T NI 250 W. Pratt, LLC 100% T 1114 Avenue of the Americas MM, LLC 100% T 1411 Broadway MM, LLC. 100% TH 600 Seventeenth Street LLC 16.67% Two Pershing Square, L.P. (Missouri) 100% TrizecHahn 550 W. Washington LLC 100% TH 1717 Main Street LLC 48.5% Main Street Partners, L.P. (Texas) + 100% MSPF Holdings GP, LLC 0.5% MSPF Holdings, L.P. 99.5% MSPF Holdings, L.P. 100% MSPF GP, LLC 0.1% Main Street Partners Funding, L.P. 99.9% Main Street Partners Funding, L.P. 49.5% TH BA Pratt LLC + 100% TH Esperante LLC 99% Florida Acquisition Fund Esperante, Ltd. (Florida) 100% TH McKinney LP LLC 99% TrizecHahn McKinney Limited Partnership 100% TH Renaissance Tower LLC 1% TrizecHahn Renaissance Tower Limited Partnership 100% TH Tenacon LLC 1% 1600 Smith Street Venture (Texas) 100% TH Triangle Realty Investments LLC 100% TH Central Park Lodges the Barclay LLC 100% THOPI Depositor/Grantor LLC 100% THOPI Marketing Management LLC 100% THOPI OP GP LLC 100% TH Goddard Land LLC (Maryland) 100% TH Hanover Office Park LLC (Maryland) 1% TrizecHahn Hanover Office Park Limited Partnership (Maryland) 100% TH Rosslyn LLC (Virginia) 1% TrizecHahn Rosslyn North Limited Partnership (Virginia) 1% TrizecHahn Rosslyn South Limited Partnership (Virginia) 100% TH Spring Park/Sugarland LLC (Virginia) 1% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia) 100% TrizecHahn 1225 Connecticut Avenue LLC 100% TH Twinbrook Metro LLC (Maryland) 1% TrizecHahn 1250 23rd Street NW LLC (District of Columbia) 1% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia) 1% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia) 1% TrizecHahn 2000 L Street LLC (District of Columbia) 1% TrizecHahn 4600 Limited Partnership (Maryland) 100% TrizecHahn Goddard Improved LLC (Maryland) 97.9115% TrizecHahn Mid-Atlantic I Limited Partnership + 0.01% JBG/TrizecHahn Development Services, L.L.C. 100% JBG/TrizecHahn DGM Development Services LLC + 100% TH Rosslyn South LLC (Virginia) 99% TrizecHahn Rosslyn North Limited Partnership (Virginia) 99% TrizecHahn Rosslyn South Limited Partnership (Virginia) 99% TrizecHahn 1250 23rd Street NW LLC (District of Columbia) 99% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia) 99% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia) 99% TrizecHahn 2000 L Street LLC (District of Columbia) 100% TrizecHahn Bethesda Crescent LLC (Maryland) 99% TrizecHahn 4600 Limited Partnership (Maryland) 99% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland) 100% TrizecHahn Courthouse Square Air LLC (Virginia) 100% TrizecHahn Courthouse Square Fee LLC (Virginia) 99% TrizecHahn Hanover Office Park Limited Partnership (Maryland) 100% TrizecHahn IM Reston II LLC 0.1% TrizecHahn Reston II LLC (Virginia) 99% TrizecHahn Mid-Atlantic Management Services LLC (Maryland) 100% TrizecHahn Reston I LLC 99.9% TrizecHahn Reston II LLC (Virginia) 99% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia) 100% TrizecHahn 1225 Connecticut Avenue LLC 99% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia) 1% TrizecHahn Mid-Atlantic Management Services LLC (Maryland) 1% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia) 1% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland) 100% THOPI TRS Inc. 50% Marina Airport Services, LLC 100% T Houston Hotel LLC 23% Houston Hotel Associates Limited Partnership, L.L.P. (Virginia) + 50% T.H.S. Hotel Operations, Inc. 1% TCI Inner Belt LLC 100% Trizec Waterview, LLC 24% Waterview, L.P.+ 100% Trizec Waterview GP, LLC. 1% Waterview, L.P.+ 100% Trizec Property Management Missouri, LLC 100% Trizec Property Management Texas, LLC 100% Trizec Tenant Services, LLC 1% TrizecHahn Hollywood LLC 100% TrizecHahn Marketing Management LLC 50% TrizecHahn Mid-Atlantic Services Inc. 100% TH Mid-Atlantic Development Services Inc. 59.99% JBG/TrizecHahn Development Services, L.L.C.

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

100% TH Hanover Office Park LLC (Maryland) 1% TrizecHahn Hanover Office Park Limited Partnership (Maryland) 100% TH Rosslyn LLC (Virginia) 1% TrizecHahn Rosslyn North Limited Partnership (Virginia) 1% TrizecHahn Rosslyn South Limited Partnership (Virginia) 100% TH Spring Park/Sugarland LLC (Virginia) 1% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia) 100% TrizecHahn 1225 Connecticut Avenue LLC 100% TH Twinbrook Metro LLC (Maryland) 1% TrizecHahn 1250 23rd Street NW LLC (District of Columbia) 1% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia) 1% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia) 1% TrizecHahn 2000 L Street LLC (District of Columbia) 1% TrizecHahn 4600 Limited Partnership (Maryland) 100% TrizecHahn Goddard Improved LLC (Maryland) 97.9115% TrizecHahn Mid-Atlantic I Limited Partnership + 0.01% JBG/TrizecHahn Development Services, L.L.C. 100% JBG/TrizecHahn DGM Development Services LLC + 100% TH Rosslyn South LLC (Virginia) 99% TrizecHahn Rosslyn North Limited Partnership (Virginia) 99% TrizecHahn Rosslyn South Limited Partnership (Virginia) 99% TrizecHahn 1250 23rd Street NW LLC (District of Columbia) 99% TrizecHahn 1400 K Street NW Fee LLC (District of Columbia) 99% TrizecHahn 1400 K Street NW Leasehold LLC (District of Columbia) 99% TrizecHahn 2000 L Street LLC (District of Columbia) 100% TrizecHahn Bethesda Crescent LLC (Maryland) 99% TrizecHahn 4600 Limited Partnership (Maryland) 99% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland) 100% TrizecHahn Courthouse Square Air LLC (Virginia) 100% TrizecHahn Courthouse Square Fee LLC (Virginia) 99% TrizecHahn Hanover Office Park Limited Partnership (Maryland) 100% TrizecHahn IM Reston II LLC 0.1% TrizecHahn Reston II LLC (Virginia) 99% TrizecHahn Mid-Atlantic Management Services LLC (Maryland) 100% TrizecHahn Reston I LLC 99.9% TrizecHahn Reston II LLC (Virginia) 99% TrizecHahn Spring Park/Sugarland Limited Partnership (Virginia) 100% TrizecHahn 1225 Connecticut Avenue LLC 99% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia) 1% TrizecHahn Mid-Atlantic Management Services LLC (Maryland) 1% TrizecHahn Watergate Office/Retail/Land LLC (District of Columbia) 1% TrizecHahn Wisconsin Avenue Limited Partnership (Maryland) 100% THOPI TRS Inc. 50% Marina Airport Services, LLC 100% T Houston Hotel LLC 23% Houston Hotel Associates Limited Partnership, L.L.P. (Virginia) + 50% T.H.S. Hotel Operations, Inc. 1% TCI Inner Belt LLC 100% Trizec Waterview, LLC 24% Waterview, L.P.+ 100% Trizec Waterview GP, LLC. 1% Waterview, L.P.+ 100% Trizec Property Management Missouri, LLC 100% Trizec Property Management Texas, LLC 100% Trizec Tenant Services, LLC 1% TrizecHahn Hollywood LLC 100% TrizecHahn Marketing Management LLC 50% TrizecHahn Mid-Atlantic Services Inc. 100% TH Mid-Atlantic Development Services Inc. 59.99% JBG/TrizecHahn Development Services, L.L.C.

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

100% JBG/TrizecHahn DGM Development Services LLC 100% TrizecHahn Development Services LLC 1% Trizec Real Estate Services, LLC 100% TrizecHahn Management Services LLC (Maryland) 100% TrizecHahn S.T. Holdings LLC 100% TrizecHahn Third-Party Services LLC 100% TrizecHahn Tower Services LLC 100% TrizecHahn TX Health Club LLC 100% Trizec 333 Holdings, LLC 100% Trizec 333, LLC 100% Trizec 333 Mezz, LLC 100% Trizec 333 LA, LLC 100% Trizec 333 Plant, LLC 100% Trizec 2001 M Street, LLC 98% Trizec 2001 M Street Holdings, LLC 49.5% Post Office Box Associates LLC 100% Trizec Acquisitions, LLC 100% Trizec Alliance Center, LLC 100% Trizec California Management, Inc. 100% Trizec Investment, LLC 100% Trizec Leasing and Management Missouri, LLC 100% Trizec Leasing and Management Texas, LLC 100% Trizec LP Holdings, LLC 98% Trizec TXH Limited Partnership 100% Trizec Property Management D.C., LLC 100% Trizec R&E Holdings, LLC 100% Fashion Outlet Management LLC 46.783% H-CHH Associates (California) 100% TH Bazaar Centers, LLC 100% TH Desert Passage TRS LLC 100% TH Genesee Parking LLC 5% Fashion Outlet of Las Vegas Associates (Nevada) 100% TH Hollywood, LLC 100% Trizec International Services, LLC 100% Trizec R&E, LLC 100% Trizec Development Properties Management, LLC 100% TrizecHahn Factory Shops LLC 95% Fashion Outlet of Las Vegas Associates (Nevada) 100% Trizec Hollywood, LLC 99% TrizecHahn Hollywood LLC 100% TH Grill Inc. 49% The Grill on Hollywood, LLC (California) + 100% TH Hollywood Retail TRS No. 1 LLC 100% TH P. Restaurant Inc. 100% Trizec Pasadena, LLC (California) 53.217% H-CHH Associates (California) 100% Trizec Realty, LLC (California) 99.9% EWH 1979 Development Company, L.P. (California) 2% Bridgewater Commons Associates (New Jersey) 99% TCI Inner Belt LLC 100% TH One NY Plaza LLC 100% TrizecHahn One NY Plaza LLC 62% Horton Plaza Associates (California) 47.7% HSD/Horton Associates (California) 100% TrizecHahn Interstate North Development LLC 99.9% Fashion Place Associates, Ltd. (Utah) 99.9% H and H - Cerritos (California) 100% TrizecHahn H&H Clark Tower LLC 100% TrizecHahn TBI Clark Tower LLC 100% TrizecHahn H&H Sacramento I LLC 100% TrizecHahn TBI Sacramento I LLC 100% TrizecHahn H&H Silver Spring LLC

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

100% TrizecHahn IM Silver Spring LLC 0.5% TrizecHahn TBI Silver Spring LLC (Maryland) 99.5% TrizecHahn TBI Silver Spring LLC (Maryland) 100% TrizecHahn NI Silver Spring LLC 99.9% H and H - El Cajon (California) 99.9% H, B-H Associates (California) 52.3% HSD/Horton Associates (California) 38% Horton Plaza Associates (California) 99% Midway Associates (California) 98% Bridgewater Commons Associates (New Jersey) 99% TCI Inner Belt LLC 100% TH One NY Plaza LLC 100% TrizecHahn One NY Plaza LLC 99.9% Park Meadows Mall, Ltd. (Colorado) 100% TrizecHahn Ballston Plaza II LLC 100% TrizecHahn IM Silver Spring Metro Plaza LLC 0.2% TrizecHahn Silver Spring Metro Plaza LLC (Maryland) 99.8% TrizecHahn Silver Spring Metro Plaza LLC (Maryland) 100% TrizecHahn NI Silver Spring Metro Plaza LLC 99.9% Solano Associates (California) 100% TrizecHahn Alliance Center LLC 99.9% Stevens Creek Associates (California) 33.33% Dallas Skyway Partnership (Texas) + 100% TrizecHahn Metro Plaza LLC (Maryland) 100% TH Command Properties LLC 50% The Oaks Shopping Center, L.P. (California) + 1% Midway Associates (California) 100% T Plaza of the Americas, LLC 48% Trizec Plaza of the Americas Limited Partnership + 70% Plaza of the Americas Condominium Association + 100% Trizec Plaza of the Americas GP, LLC 1% Trizec Plaza of the Americas Limited Partnership + 70% Plaza of the Americas Condominium Association + 100% Trizec TRS Realty #2, Inc. 100% TrizecHahn 10/120 Fee LLC 100% TrizecHahn 1250C/2401P LLC 100% TrizecHahn NCapital LLC 0.1% EWH 1979 Development Company, L.P. (California) 0.1% Fashion Place Associates, Ltd. (Utah) 0.1% H and H - Cerritos (California) 0.1% H and H - El Cajon (California) 0.1% H, B-H Associates (California) 0.1% University Town Center Associates (California) 100% TrizecHahn NColorado LLC 0.1% Park Meadows Mall, Ltd. (Coloarado) 100% TrizecHahn NRTH LLC 0.1% Solano Associates (California) 100% TrizecHahn Alliance Center LLC 0.1% Stevens Creek Associates (California) 33.33% Dallas Skyway Partnership (Texas) + 100% TrizecHahn Metro Plaza LLC (Maryland) 100% TrizecHahn Regional Pooling LLC 99.9% University Town Center Associates (California) 100% Trizec Texas CS GP, LLC 1% Trizec Texas CS Limited Partnership 100% Trizec Texas Holdings, LLC 2% Trizec TXH Limited Partnership 99% Trizec Texas CS Limited Partnership 100% Trizec Third-Party Management Services, LLC 99% Trizec Real Estate Services, LLC 100% Trizec Tower Leasing and Management, LLC

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

100% Trizec TRS Realty, Inc. 100% Trizec TRS Realty #3, Inc. 100% TrizecHahn St. Louis LLC 100% Trizec Waterview Development, LLC 100% TrizecHahn 250 Pratt Holdings LLC 100% TrizecHahn 250 Pratt Lender LLC 100% TrizecHahn 250 Pratt Management LLC 100% TrizecHahn 1065 LLC 99% TrizecHahn 1065 Avenue of the Americas LLC + 100% TrizecHahn 1411/1114/1460 Holdings LLC 100% TrizecHahn 1114 Avenue of the Americas LLC 49.9% 1114 TrizecHahn-Swig, L.L.C. 100% TrizecHahn 1411 Broadway LLC 49.9% 1411 TrizecHahn-Swig, L.L.C. 100% TrizecHahn Fee 1460 Broadway LLC 49.9% 1460 Fee TrizecHahn-Swig, L.L.C. 100% TrizecHahn Leasehold 1460 Broadway LLC 49.9% 1460 Leasehold TrizecHahn-Swig, L.L.C. 100% TrizecHahn 1717 Main Street LLC 0.5% Main Street Partners, L.P. (Texas) + 50% Main Street Partners Management Company, L.P. (Texas) + 99% TrizecHahn Allen Center General Partnership 100% TrizecHahn Allen Center LLC 1% TrizecHahn Allen Center General Partnership 100% TrizecHahn Colony Square GP LLC 100% TrizecHahn Columbia IV LLC 100% TrizecHahn Esperante LLC 1% Florida Acquisition Fund Esperante, Ltd. (Florida) 100% TrizecHahn Franklin Center LLC 100% TrizecHahn Gateway LLC 100% TrizecHahn McKinney GP LLC 1% TrizecHahn McKinney Limited Partnership 50% TrizecHahn Mid-Atlantic Services Inc. 100% TH Mid-Atlantic Development Services Inc. 59.99% JBG/TrizecHahn Development Services, L.L.C. + 100% JBG/TrizecHahn DGM Development Services LLC 100% TrizecHahn Development Services LLC 99% Trizec Real Estate Services, LLC 100% TrizecHahn Management Services LLC (Maryland) 100% TrizecHahn Midtown Georgia GP LLC 1% TrizecHahn Midtown Georgia General Partnership 99% TrizecHahn Midtown Georgia General Partnership 100% TrizecHahn Minnesota LLC 10% T.H.S. Northstar Associates Limited Partnership (Minnesota) 50% T.H.S. Hotel Operations, Inc. 100% TrizecHahn Newport LLC 99.99% Newport Tower Urban Renewal Company (New Jersey) 100% TrizecHahn Northstar LLC 90% T.H.S. Northstar Associates Limited Partnership (Minnesota) 50% T.H.S. Hotel Operations, Inc. 100% TrizecHahn NP LLC 0.01% Newport Tower Urban Renewal Company (New Jersey) 100% TrizecHahn Peachtree LLC 50% First Stamford Place Company (Connecticut) 100% TrizecHahn Programs LLC 100% TH Reno Link LLC 50% Link Standard Associates (Nevada) + 100% Trizec RR, LLC 66.667% Trizec New Center Development Associates (Michigan) + 100% TrizecHahn RT LLC

TRIZEC PROPERTIES, INC.
Corporate Organization Chart
as at December 31, 2004

99% TrizecHahn Renaissance Tower Limited Partnership 100% TrizecHahn Stamford LLC 50% First Stamford Place Company (Connecticut) 66.67% First Stamford Place Hotel Company (Connecticut) + 50% Stamford Hotel Associates (Connecticut) + 83.33% Two Pershing Square, L.P. (Missouri) 100% TrizecHahn 550 W. Washington LLC 100% WHTEYP Senior Mezz, LLC 100% EYP Realty, LLC